SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549

                         ---------------

                            FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                   THERMOVIEW INDUSTRIES, INC.
     (Exact Name of Registrant as Specified in Its Charter)

           Delaware                            61-1325129
  (State of Incorporation or               (I.R.S. Employer
        Organization)                    Identification Number)

        1101 Herr Lane
     Louisville, Kentucky                        40222
(Address of Principal Executive Offices)       (Zip Code)

If this form relates to the        If this form relates to the
registration of a class of         registration of a class of
securities pursuant to Section     securities pursuant to
12(b) of the Exchange Act and      Section 12(g) of the Exchange
is effective pursuant to           Act and is effective pursuant
General Instruction A.(c),         to General Instruction A.(d),
please check the following         please check the following
box.  [X]                          box.  [ ]

Securities Act registration statement file number to which this form relates: 333-84571

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class            Name of each exchange on
     to be so registered      which each class is to be registered
     -------------------      ------------------------------------

   Common Stock, Par Value          American Stock Exchange
       $0.001 Per Share

Securities to be registered pursuant to Section 12(g) of the Act:

                              None
                         ---------------
                        (Title of Class)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE
REGISTERED.

     For a full description of the common stock being registered hereby, reference is made to the information contained under the caption "Description of Capital Stock" in the final prospectus to be filed by the registrant pursuant to Rule 424(b) under the Securities Act of 1933, which prospectus shall be deemed to be incorporated by reference in this registration statement. The prospectus forms a part of the Registration Statement (No. 333-84571) on Form S-1, as amended, filed by the registrant with the Securities and Exchange Commission under the Securities Act of 1933.

ITEM 2.   EXHIBITS.

     The following exhibits are filed as a part of this registration statement:

 Exhibit
  Number                    Description of Exhibits
  ------                    -----------------------

   1.1    --     Specimen common stock certificate (incorporated
                 herein by reference to Exhibit No. 4.1 to Form S-1
                 Registration Statement (No. 333-84571) under the
                 Securities Act of 1933, filed with the Securities and Exchange Commission on August 5, 1999)

   2.1    --     Restated Certificate of Incorporation
                 of the registrant (incorporated herein by
                 reference to Exhibit No. 3.1 to Form S-1
                 Registration Statement (No. 333-84571) under
                 the Securities Act of 1933, filed with the
                 Securities and Exchange Commission on August 5,
                 1999)

   2.1(a) --     Certificate of Amendment of Restated Certificate
                 of Incorporation of the registrant (incorporated herein by reference to Exhibit No. 3.1(a) to Form S-1 Registration Statement (No. 333-84571) under the Securities Act of 1933, filed with the Securities and Exchange Commission on August 5, 1999)

   2.1(b) --     Second Certificate of Amendment of Restated Certificate
                 of Incorporation of the registrant (incorporated herein by reference to Exhibit No. 3.1(b) to Amendment No. 1 to Form S-1 Registration Statement
                 (No. 333-84571) under the Securities Act of 1933, filed with the Securities and Exchange Commission on October 1, 1999)

   2.2    --     Certificate of Designation of the registrant
                 (9.6% Cumulative Convertible Series C Preferred
                 Stock) (incorporated herein by reference to Exhibit No. 3.2 to Form S-1 Registration Statement
                 (No. 333-84571) under the Securities Act of 1933, filed with the Securities and Exchange Commission on August 5, 1999)

   2.2(a)  --    Certificate of Amendment of Certificate of Designation
                 of the registrant (9.6% Cumulative Convertible
                 Series C Preferred Stock) (incorporated herein by reference to Exhibit No. 3.2(a) to Form S-1 Registration
                 Statement (No. 333-84571) under the Securities Act of
                 1933, filed with the Securities and Exchange
                 Commission on August 5, 1999)

   2.3     --    Amended and Restated By-Laws of the registrant
                 (incorporated herein by reference to Exhibit
                 No. 3.3 to Form S-1 Registration Statement
                 (No. 333-84571) under the Securities Act of 1933, filed with the Securities and Exchange Commission on August 5, 1999)

                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              THERMOVIEW INDUSTRIES, INC.


                              By:   /s/ Stephen A. Hoffmann
                                 --------------------------------
                                   Stephen A. Hoffmann
                                   Chairman of the Board and
                                   Chief Executive Officer


Dated:  November 16, 1999